                                                                    EXHIBIT 99.1

CASE NAME:             KEVCO, INC.                                ACCRUAL BASIS

CASE NUMBER:           401-40783-BJH-11

JUDGE:                 BARBARA J. HOUSER


                         UNITED STATES BANKRUPTCY COURT
                           NORTHERN DISTRICT OF TEXAS
                           --------             -----
                               FORT WORTH DIVISION
                               ----------

                            MONTHLY OPERATING REPORT

                          MONTH ENDING: April 30, 2002
                                        --------------


IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS - 1 THROUGH ACCRUAL BASIS - 7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.


RESPONSIBLE PARTY:
                                                   EXECUTIVE VICE PRESIDENT AND
/S/ WILFORD W. SIMPSON                                CHIEF FINANCIAL OFFICER
---------------------------------------            ----------------------------
Original Signature of Responsible Party                       Title

WILFORD W. SIMPSON                                         MAY 30, 2002
---------------------------------------            ----------------------------
Printed Name of Responsible Party                              Date

PREPARER:

/s/ DENNIS S. FAULKNER                                ACCOUNTANT FOR DEBTOR
---------------------------------------            ----------------------------
Original Signature of Preparer                                Title

DENNIS S. FAULKNER                                         MAY 30, 2002
---------------------------------------            ----------------------------
Printed Name of Preparer                                       Date

CASE NAME:      KEVCO, INC.                                   ACCRUAL BASIS - 1

CASE NUMBER:    401-40783-BJH-11

COMPARATIVE BALANCE SHEET

                                                                      SCHEDULED               MONTH
ASSETS                                                                  AMOUNT               APR-02            MONTH       MONTH
------                                                                  ------               ------            -----       -----
1.   Unrestricted Cash (FOOTNOTE)                                          1,000
2.   Restricted Cash
3.   Total Cash                                                            1,000
4.   Accounts Receivable (Net)
5.   Inventory
6.   Notes Receivable
7.   Prepaid Expenses
8.   Other (Attach List)                                                 459,000                      0
9.   Total Current Assets                                                460,000
10.  Property, Plant & Equipment
11.  Less: Accumulated Depreciation/Depletion
12.  Net Property, Plant & Equipment
13.  Due From Insiders
14.  Other Assets - Net of Amortization (Attach List)                  4,790,071              6,801,458
15.  Other (Attach List)                                             613,299,110            310,687,331
16.  Total Assets                                                    618,549,181            317,488,789

POST PETITION LIABILITIES

17.  Accounts Payable
18.  Taxes Payable
19.  Notes Payable
20.  Professional Fees
21.  Secured Debt
22.  Other (Attach List)                                                                     82,049,689
23.  Total Post Petition Liabilities                                                         82,049,689

PRE PETITION LIABILITIES

24.  Secured Debt (FOOTNOTE)                                          75,885,064             13,768,129
25.  Priority Debt
26.  Unsecured Debt
27.  Other (Attach List)                                             136,505,780            141,833,049
28.  Total Pre Petition Liabilities                                  212,390,844            155,601,178
29.  Total Liabilities                                               212,390,844            237,650,867

EQUITY

30.  Pre Petition Owners' Equity                                                            406,158,337
31.  Post Petition Cumulative Profit Or (Loss)                                              (14,188,752)
32.  Direct Charges To Equity (Attach Explanation) (FOOTNOTE)                              (312,131,663)
33.  Total Equity                                                                            79,837,922
34.  Total Liabilities and Equity                                                           317,488,789


This form  x  does    does not have related footnotes on Footnotes Supplement.
          ---     ---

CASE NAME:    KEVCO, INC.                                      SUPPLEMENT TO

CASE NUMBER:  401-40783-BJH-11                                ACCRUAL BASIS - 1

COMPARATIVE BALANCE SHEET

                                                                SCHEDULED               MONTH
ASSETS                                                            AMOUNT                Apr-02             MONTH          MONTH
------                                                            ------                ------             -----          -----
A.   Prepaid Escrowed Retention Pmts.                            459,000
B.
C.
D.
E.
TOTAL OTHER ASSETS -  LINE 8                                     459,000

A.   Capitalized loan costs                                    4,790,071                4,297,973
B.   Investment in Subsidiaries                                                         2,503,485
C.
D.
E.
TOTAL OTHER ASSETS NET OF
AMORTIZATION -  LINE 14                                        4,790,071                6,801,458

A.   Intercompany Receivables (FOOTNOTE)                     306,649,555
B.   Interco. Promissory Note (FOOTNOTE)                     235,981,314              235,981,314
C.   Interco. Royalties (FOOTNOTE)                            70,668,241               74,706,017
D.
E.
TOTAL OTHER ASSETS -  LINE 15                                613,299,110              310,687,331

POST PETITION LIABILITIES
A.   Interco. Payables (FOOTNOTE)                                                      62,979,907
B.   Accrued Interest on Notes/Bonds                                                   19,069,782
C.
D.
E.
TOTAL OTHER POST PETITION
LIABILITIES -  LINE 22                                                                 82,049,689

PRE PETITION LIABILITIES
A.   Interco. Liabilities (FOOTNOTE)                           8,005,780                8,005,780
B.   10 3/8% Sr. Sub. Notes                                  105,000,000              105,000,000
C.   Senior Sub. Exchangeable Notes                           23,500,000               23,500,000
D.   Accrued Interest on Notes/Bonds                                                    5,327,269
E.
TOTAL OTHER PRE PETITION
LIABILITIES -  LINE 27                                       136,505,780              141,833,049

CASE NAME:     KEVCO, INC.                                    ACCRUAL BASIS - 2

CASE NUMBER:   401-40783-BJH-11


INCOME STATEMENT
                                                      MONTH                                                          QUARTER
REVENUES                                              Apr-02                  MONTH                   MONTH            TOTAL
--------                                              ------                  -----                   -----            -----
1.   Gross Revenues
2.   Less: Returns & Discounts
3.   Net Revenue

COST OF GOODS SOLD

4.   Material
5.   Direct Labor
6.   Direct Overhead
7.   Total Cost Of Goods Sold
8.   Gross Profit

OPERATING EXPENSES

9.   Officer / Insider Compensation
10.  Selling & Marketing
11.  General & Administrative
12.  Rent & Lease
13.  Other (Attach List)
14.  Total Operating Expenses
15.  Income Before Non-Operating
     Income & Expense

OTHER INCOME & EXPENSES

16.  Non-Operating Income (Att List)
17.  Non-Operating Expense (Att List)
18.  Interest Expense                                 1,288,931                                                        1,288,931
19.  Depreciation / Depletion
20.  Amortization
21.  Other (Attach List)
22.  Net Other Income & Expenses                     (1,288,931)                                                      (1,288,931)

REORGANIZATION EXPENSES

23.  Professional Fees
24.  U.S. Trustee Fees
25.  Other (Attach List)
26.  Total Reorganization Expenses
27.  Income Tax
28.  Net Profit (Loss)                               (1,288,931)                                                      (1,288,931)


This form     does  x  does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:     KEVCO, INC.                                     ACCRUAL BASIS - 3

CASE NUMBER:   401-40783-BJH-11

CASH RECEIPTS AND                               MONTH                                                    QUARTER
DISBURSEMENTS                                  Apr-02                 MONTH                MONTH          TOTAL
-------------                                  ------                 -----                -----          -----
1.   Cash - Beginning Of Month                                 SEE ATTACHED SUPPLEMENT AND FOOTNOTE

RECEIPTS FROM OPERATIONS

2.   Cash Sales

COLLECTION OF ACCOUNTS RECEIVABLE

3.   Pre Petition
4.   Post Petition
5.   Total Operating Receipts

NON-OPERATING RECEIPTS

6.   Loans & Advances (Attach List)
7.   Sale of Assets
8.   Other (Attach List)
9.   Total Non-Operating Receipts
10.  Total Receipts
11.  Total Cash Available

OPERATING DISBURSEMENTS

12.  Net Payroll
13.  Payroll Taxes Paid
14.  Sales, Use & Other Taxes Paid
15.  Secured / Rental / Leases
16.  Utilities
17.  Insurance
18.  Inventory Purchases
19.  Vehicle Expenses
20.  Travel
21.  Entertainment
22.  Repairs & Maintenance
23.  Supplies
24.  Advertising
25.  Other (Attach List)
26.  Total Operating Disbursements

REORGANIZATION DISBURSEMENTS

27.  Professional Fees
28.  U.S. Trustee Fees
29.  Other (Attach List)
30.  Total Reorganization Expenses
31.  Total Disbursements
32.  Net Cash Flow
33.  Cash - End of Month


This form  X  does     does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:      KEVCO, INC., ET AL               SUPPLEMENT TO ACCRUAL BASIS -3
                                                 APRIL, 2002
CASE NUMBER:    401-40783-BJH-11                 CASH RECEIPTS AND DISBURSEMENTS


                                                    DIST LP      MFG         MGMT        HOLDING   COMP      KEVCO INC    TOTAL
                                                    -------   --------   ----------     --------  ------    ----------  ---------
 1. CASH-BEGINNING OF MONTH                           --       110,582    2,832,011         --        --         --      2,942,593

   RECEIPTS FROM OPERATIONS
 2. CASH SALES                                        --            --                                                          --
   COLLECTION OF ACCOUNTS RECEIVABLE
 3. PRE PETITION                                      --            --                                                          --
 4. POST PETITION                                                   --                                                          --

 5. TOTAL OPERATING RECEIPTS                          --            --           --         --        --         --             --

   NON OPERATING RECEIPTS
 6. LOANS & ADVANCES                                                --                                                          --
 7. SALE OF ASSETS                                                  --                                                          --
 8. OTHER                                             --            19       15,742         --        --         --         15,761
     INTERCOMPANY TRANSFERS                                                      --         --                                  --
             SALE EXPENSE REIMBURSEMENT
             INCOME TAX REFUND
             RENT
             PAYROLL TAX ADVANCE RETURNED
             MISC.                                                           15,742                   --
             INTEREST INCOME                                        19

 9. TOTAL NON OPERATING RECEIPTS                      --            19       15,742         --        --         --         15,761

10. TOTAL RECEIPTS                                    --            19       15,742         --        --         --         15,761

11. CASH AVAILABLE                                    --       110,601    2,847,753         --        --         --      2,958,354

   OPERATING DISBURSEMENTS
12. NET PAYROLL                                                              11,698                                         11,698
13. PAYROLL TAXES PAID                                              --        6,934                                          6,934
14. SALES, USE & OTHER TAXES PAID                                   --                                                           -
15. SECURED/RENTAL/LEASES                                           --        4,820                                          4,820
16. UTILITIES                                                       --          170                                            170
17. INSURANCE                                                       --          898                                            898
18  INVENTORY PURCHASES                                             --                                                          --
19. VEHICLE EXPENSE                                                 --                                                          --
20. TRAVEL                                                          --                                                          --
21. ENTERTAINMENT                                                   --                                                          --
22. REPAIRS & MAINTENANCE                                           --                                                          --
23. SUPPLIES                                                        --                                                          --
24. ADVERTISING                                                                                                                 --
25. OTHER                                             --             8        2,638         --        --         --          2,646
            LOAN PAYMENTS                                           --           --                                             --
               FREIGHT                                              --                                                          --
               CONTRACT LABOR                                       --                                                          --
               401 K PAYMENTS                                       --                                                          --
               PAYROLL TAX ADVANCE ADP                                                                                          --
               WAGE GARNISHMENTS                                                                                                --
               MISC.                                                 8        2,638                                          2,646

26. TOTAL OPERATING DISBURSEMENTS                     --             8       27,158         --        --         --         27,166

   REORGANIZATION DISBURSEMENTS
27. PROFESSIONAL FEES                                          110,593                                                     110,593
28. US TRUSTEE FEES                                                 --        6,000                                          6,000
29. OTHER                                                                                                                       --
30. TOTAL REORGANIZATION EXPENSE                      --       110,593        6,000         --        --         --        116,593

31. TOTAL DISBURSEMENTS                               --       110,601       33,158         --        --         --        143,759

32. NET CASH FLOW                                     --      (110,582)     (17,416)        --        --         --       (127,998)

33. CASH- END OF MONTH                                --            --    2,814,595         --        --         --      2,814,595

CASE NAME:     KEVCO, INC.                                    ACCRUAL BASIS - 4

CASE NUMBER:   401-40783-BJH-11

                                            SCHEDULED       MONTH
ACCOUNTS RECEIVABLE AGING                    AMOUNT        Apr-02      MONTH      MONTH
-------------------------                   ---------      ------      -----      -----
1.   0 - 30
2.   31 - 60
3.   61 - 90
4.   91 +
5.   Total Accounts Receivable
6.   (Amount Considered Uncollectible)
7.   Accounts Receivable (Net)                               0

AGING OF POST PETITION                                          MONTH:  April-02
TAXES AND PAYABLES                                                      --------

                               0 - 30      31 - 60      61 - 90       91 +
TAXES PAYABLE                   DAYS        DAYS          DAYS        DAYS      TOTAL
-------------                  ------      -------      --------      -----     -----
1.   Federal
2.   State
3.   Local
4.   Other (Attach List)
5.   Total Taxes Payable                                                          0
6.   Accounts Payable                                                             0


STATUS OF POST PETITION TAXES                                  MONTH:  April-02
                                                                       --------

                                         BEGINNING TAX      AMOUNT WITHHELD                            ENDING TAX
 FEDERAL                                  LIABILITY *        AND/OR ACCRUED       (AMOUNT PAID)        LIABILITY
 -------                                 -------------      ---------------       -------------        ----------
1.   Withholding **
2.   FICA - Employee **
3.   FICA - Employer **
4.   Unemployment
5.   Income
6.   Other (Attach List)
7.   Total Federal Taxes                                                                                     0

STATE AND LOCAL

8.   Withholding
9.   Sales
10.  Excise
11.  Unemployment
12.  Real Property
13.  Personal Property
14.  Other (Attach List)
15.  Total State And Local                                                                                   0
16.  Total Taxes                                                                                             0


 * The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment of deposit.

This form     does  x  does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:    KEVCO, INC.                                     ACCRUAL BASIS - 5

CASE NUMBER:  401-40783-BJH-11

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.


                                                               MONTH:  April-02
                                                                       --------

BANK RECONCILIATIONS                              Account # 1           Account # 2
--------------------                              -----------           -----------
A.   BANK:                                      Bank of America                              Other Accounts            TOTAL
B.   ACCOUNT NUMBER:                               3750768521                                 (Attach List)
C.   PURPOSE (TYPE):                              DIP Account
1.   Balance Per Bank Statement
2.   Add: Total Deposits Not Credited
3.   Subtract: Outstanding Checks
4.   Other Reconciling Items
5.   Month End Balance Per Books
6.   Number of Last Check Written                     N/A


INVESTMENT ACCOUNTS

                                                      DATE OF           TYPE OF
BANK, ACCOUNT NAME & NUMBER                          PURCHASE          INSTRUMENT        PURCHASE PRICE        CURRENT VALUE
---------------------------                          --------          ----------        --------------        -------------
7.

8.

9.

10.  (Attach List)

11.  Total Investments                                                                                                    0

CASH
12.  Currency On Hand                                                                                                     0
13.  Total Cash - End of Month                                                                                            0



This form     does  x  does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:     KEVCO, INC.                                     ACCRUAL BASIS - 6

CASE NUMBER:   401-40783-BJH-11
                                                               MONTH:  April-02
                                                                       --------

PAYMENTS TO INSIDERS AND PROFESSIONALS

Of the Total Disbursements shown for the month, list the amount paid to Insiders (as defined in Section 101 (31) (A) - (F) of the U.S. Bankruptcy Code) and to Professionals. Also, for payments to Insiders, identify the type of compensation paid (e.g. salary, bonus, commissions, insurance, housing allowance, travel, car allowance, etc.). Attach additional sheets if necessary.

                                    INSIDERS

                                          TYPE OF              AMOUNT            TOTAL PAID
           NAME                           PAYMENT               PAID              TO DATE
           ----                           -------               ----              -------
1.
2.
3.
4.
5.   (Attach List)
6.   Total Payments To Insiders


                                  PROFESSIONALS

                                DATE OF
                              COURT ORDER                                                   TOTAL
                              AUTHORIZING       AMOUNT        AMOUNT      TOTAL PAID       INCURRED
           NAME                 PAYMENT        APPROVED        PAID        TO DATE        & UNPAID *
           ----               -----------      --------      -------      ----------      ----------
1.
2.
3.
4.
5.   (Attach List)
6.   Total Payments To
     Professionals


      * Include all fees incurred, both approved and unapproved

        POST PETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE
                              PROTECTION PAYMENTS


                                   SCHEDULED             AMOUNTS              TOTAL
                                    MONTHLY               PAID                UNPAID
                                    PAYMENTS             DURING                POST
    NAME OF CREDITOR                  DUE                 MONTH              PETITION
    ----------------               ---------             ------            ----------
1.   Bank of America                                                       13,768,129
2.
3.
4.
5.   (Attach List)
6.   TOTAL                                                                 13,768,129


This form     does  x  does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:     KEVCO, INC.                                    ACCRUAL BASIS - 7

CASE NUMBER:   401-40783-BJH-11                                MONTH:  April-02
                                                                       --------
QUESTIONNAIRE

                                                                                                                   YES      NO
                                                                                                                   ---      --
1.  Have any Assets been sold or transferred outside the normal course of business this reporting period?                    x

2.  Have any funds been disbursed from any account other than a debtor in possession account?                                x

3.  Are any Post Petition Receivables (accounts, notes, or loans) due from related parties?                         x

4.  Have any payments been made on Pre Petition Liabilities this reporting period?                                           x

5.  Have any Post Petition Loans been received by the debtor from any party?                                                 x

6.  Are any Post Petition Payroll Taxes past due?                                                                            x

7.  Are any Post Petition State or Federal Income Taxes past due?                                                            x

8.  Are any Post Petition Real Estate Taxes past due?                                                                        x

9.  Are any other Post Petition Taxes past due?                                                                              x

10. Are any amounts owed to Post Petition creditors delinquent?                                                              x

11. Have any Pre Petition Taxes been paid during the reporting period?                                                       x

12. Are any wage payments past due?                                                                                          x

If the answer to any of the above questions is "Yes", provide a detailed explanation of each item. Attach additional sheets if necessary.

See Footnote

INSURANCE

                                                                                                                   YES      NO
1. Are Worker's Compensation, General Liability and other necessary insurance coverages in effect?                  x

2. Are all premium payments paid current?                                                                           x

3. Please itemize policies below.

If the answer to any of the above questions is "No", or if any policies have been canceled or not renewed during this reporting period, provide an explanation below. Attach additional sheets if necessary.

                              INSTALLMENT PAYMENTS

  TYPE OF POLICY              CARRIER                    PERIOD COVERED              PAYMENT AMOUNT & FREQUENCY
  --------------              -------                    --------------              --------------------------
General Liability        Aon Risk Services            3/1/02-9/1/02                  Semi-Annual      $98,598
D&O Liability            Great American Insurance     11/1/2001-10/31/2004           Annual           $64,657


This form  x  does     does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:     KEVCO, INC.                                  FOOTNOTES SUPPLEMENT

CASE NUMBER:   401-40783-BJH-11                             ACCRUAL BASIS

                                                            MONTH:   April-02
                                                                  -------------

ACCRUAL
BASIS
FORM
NUMBER   LINE NUMBER    FOOTNOTE / EXPLANATION
------   -----------    ----------------------
  1        1            Pursuant to the February 12, 2001 Order (1) Authorizing
  3        1            Continued Use of Existing Forms and Records; (2)
                        Authorizing Maintenance of Existing Corporate Bank
                        Accounts and Cash Management System; and (3) Extending
                        Time to Comply with 11 U.S.C. Section 345 Investment
                        Guidelines, funds in the Bank of America and Key Bank
                        deposit accounts are swept daily into Kevco's lead
                        account number 1295026976. The Bank of America lead
                        account is administered by, and held in the name of
                        Kevco Management Co. Accordingly, all cash receipts and
                        disbursements flow through Kevco Management's Bank of
                        America DIP account. A schedule allocating receipts and
                        disbursements among Kevco, Inc. and its subsidiaries is
                        included in this report as a Supplement to Accrual
                        Basis -3.

  1        15A,B,C      Intercompany assets were inadvertently doubled on
  1        32           Debtor's Schedules. The adjustment to equity corrects
                        the error.

  1        15B,C        Intercompany receivables/payables are from/to co-debtors
  1        22A          Kevco Management Co. (Case No. 401-40788-BJH), Kevco
  1        27A          Distribution, LP (Case No. 401-40789-BJH)' Kevco
  7        3            Holding, Inc. (Case No. 401-40785-BJH), DCM Delaware,
                        Inc. (Case No. 401-40787-BJH), Kevco GP, Inc. (Case No.
                        401-40786-BJH), Kevco Components, Inc. (Case No.
                        401-40790-BJH), and Kevco Manufacturing, LP. (Case No.
                        401-40784-BJH).

  1        24           Secured debt reductions are from the sales of Kevco
                        Manufacturing, LP's operating divisions, the asset sale
                        of the South Region of Kevco Distribution, as well as
                        direct cash payments.